Property and Equipment (Notes)	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Property and Equipment
Property and Equipment
We have significant capital invested in our long-lived assets, and judgments are made in determining their estimated useful lives and salvage values and if or when an asset (or asset group) has been impaired. The accuracy of these estimates affects the amount of depreciation and amortization expense recognized in our financial results and whether we have a gain or loss on the disposal of an asset. We assign lives to our assets based on our standard policy, which is established by management as representative of the useful life of each category of asset.
We review the carrying value of our long-lived assets whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. As necessary, we typically estimate the fair value of assets starting with a “Replacement Cost New” approach and then deduct appropriate amounts for both functional and economic obsolescence to arrive at the fair value estimates. Other factors considered by management in performing this assessment may include current operating results, trends, prospects, and third-party appraisals, as well as the effect of demand, competition, and other economic, legal, and regulatory factors. In estimating expected future cash flows for determining whether an asset is impaired, assets are grouped at the lowest level of identifiable cash flows, which, for most of our assets, is the individual property. These analyses are sensitive to management assumptions and the estimates of the obsolescence factors. Changes in these assumptions and estimates could have a material impact on the analyses and the consolidated financial statements.
Additions to property and equipment are stated at cost. We capitalize the costs of improvements that extend the life of the asset. We expense maintenance and repair costs as incurred. Gains or losses on the dispositions of property and equipment are recognized in the period of disposal. Interest expense is capitalized on internally constructed assets at the applicable weighted-average borrowing rates of interest. Capitalization of interest ceases when the project is substantially complete or construction activity is suspended for more than a brief period of time. Interest capitalized was $6 million, $2 million, and $12 million, respectively, for the years ended December 31, 2017, 2016, and 2015.
Useful Lives

Land improvements			12	years
Buildings	20	to	40	years
Building and leasehold improvements	5	to	20	years
Riverboats and barges			30	years
Furniture, fixtures, and equipment	2.5	to	20	years

Property and Equipment, Net

	As of December 31,
(In millions)	2017	2016
Land and land improvements	$4,930	$3,584
Buildings, riverboats, and leasehold improvements	11,751	4,149
Furniture, fixtures, and equipment	1,277	1,346
Construction in progress	329	55
Total property and equipment	18,287	9,134
Less: accumulated depreciation	(2,133)	(1,688)
Total property and equipment, net	$16,154	$7,446

Capital lease assets, net book value (1)	$—	$7

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(1)	Included in furniture, fixtures, and equipment above.
Depreciation Expense and Other Amortization Expense

	Years Ended December 31,
(In millions)	2017	2016	2015
Depreciation expense (1)	$555	$369	$301
Other amortization expense	4	5	8

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(1)
Depreciation expense for 2017 includes accelerated depreciation of $80 million due to asset removal and replacement in connection with property renovations primarily at Flamingo Las Vegas, Bally’s Las Vegas, Harrah’s Las Vegas, Harrah’s Laughlin, Planet Hollywood and Harrah’s New Orleans compared with $55 million in 2016 primarily at Planet Hollywood, Paris Las Vegas, Harrah’s Las Vegas and Flamingo Las Vegas and $6 million in 2015 primarily at Harrah’s Las Vegas.

Depreciation is calculated using the straight-line method over the shorter of the estimated useful life of the asset or the related lease.